EXHIBIT 99.2

                     STATEMENT OF CHIEF FINANCIAL OFFICER OF
                    IRT PROPERTY COMPANY, AS GENERAL PARTNER
                              OF IRT PARTNERS, L.P.
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                   SEC. 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of IRT Partners, L.P. ("LP") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James G. Levy, Chief Financial Officer of the Company, as general partner of IRT Partners, L.P., do hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of The Sarbanes-Oxley Act of 2002, that:
3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  James  G.  Levy
--------------------
IRT  Property  Company,  as  general  Partner
James  G.  Levy
Chief  Financial  Officer
August  14,  2002